                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                 ---------------------------------------------

                                   FORM 8-K
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)                 FEBRUARY 15, 1997


       The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.

                             The Money Store, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)

                                   33-98734
                                   --------

       New Jersey                  33-84492                      68-6127681
       ----------                  --------                      ----------

       State or other            (Commission                  (IRS Employer
       jurisdiction of           File Number)                 ID Number)
       incorporation)

       2840 Morris Avenue, Union, New Jersey                             07083
       ------------------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                                    908-686-2000
                                                               ---------------


                                      n/a
       -------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

         Item 5            Other Events
                           --------------------------------------------



      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 15, 1997 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE MONEY STORE INC.
                                     THE MONEY STORE INVESTMENT CORPORATION
                                     THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                     THE MONEY STORE OF NEW YORK INC.

                                     By: \S\ Harry Puglisi
                                     ----------------------------------------
                                       Name:  Harry Puglisi
                                       Title:  Treasurer

Dated:  February 28, 1997

                 SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT
    DATED AS OF FEBRUARY 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS
    THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR
    THE        FEBRUARY 12, 1997  DETERMINATION  DATE

1.  AVAILABLE FUNDS                                                      $5,214,821.43

2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                87,699,095.59

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                 6,601,007.20

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                  94,299,605.12

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD

    (A)  NUMBER OF ACCOUNTS                                                          6

    (B)  DOLLARS                                                            334,825.27

4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                           19,098.86


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                139,365.75


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                             1,096,003.53


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                      1,127.19

8.  DELINQUENCY AND FORECLOSURE INFORMATION
           (SEE  EXHIBIT  K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                                        0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)  ACCRUED INTEREST                                   453,111.90
          (ii) SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                           0.00
         (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                           (946.17)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                        452,165.73
                                                                                          4.86199710
     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)  ACCRUED INTEREST                                    37,130.70
          (ii) SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                           0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                            (77.58)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                      37,053.12
                                                                                          5.29330286
     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL                458,759.59
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE                   0.00
         (iii)  SUBSTITUTION ADJUSTMENTS                                0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                            0.00
           (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                     33,791.50
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                     (14.57)
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                        492,536.52
                                                                                          5.29609161

     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL                 34,530.29
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE                   0.00
         (iii)  SUBSTITUTION ADJUSTMENTS                                0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                            0.00
           (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                      2,543.45
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                      (1.10)
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                        37,072.64
                                                                                          5.29609143
11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED INSTRUMENTS                                                         3,855,145.08

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                            87,206,559.07
                                                             937.70493624

     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                             6,563,934.56
                                                             937.70493714
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                 93,769,995.96
                                                             937.69995960

13.  (A)  EXCESS SPREAD                                        223,081.74

     (B)  EXTRA INTEREST                                       294,018.30

     (C)  SPREAD ACCOUNT BALANCE                             3,855,145.08

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT               4,005,963.12

14.  (A)  WEIGHTED AVERAGE MATURITY                               229.324

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                 10.427%

15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD             105,118.26

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                           124,483.14

      (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
           ACCOUNT                                               4,714.98

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
       (A)  SECTION  5.04 (b)                                        0.00

       (B)  SECTION  5.04 (c)                                        0.00

       (C)  SECTION  5.04 (d)(ii)                                3,916.48

       (D)  SECTION  5.04 (e)                                        0.00

       (E)  SECTION  5.04 (f)                                  113,648.74

17.  (A)  CLASS A REMITTANCE RATE                                  6.200%

     (B)  CLASS B REMITTANCE RATE                                  6.750%

18.  OTHER INFORMATION AS REQUESTED                                  0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION




        By: \S\ Harry Puglisi
        -------------

        HARRY  PUGLISI
        TREASURER

Dated: February 28, 1997